SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

AMB PROPERTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2002

Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of AMB PROPERTY CORPORATION. The Annual Meeting will be held on May 30, 2002, at 2:00 p.m., local time, at AMB Property Corporation’s headquarters, which are located at Pier 1, Bay 1, San Francisco, California 94111. Information about the Annual Meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement that follow. Also included is a proxy card and return envelope.

     Our 2001 Annual Report is also enclosed. We encourage you to read our Annual Report and hope you will find it interesting and useful.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend, please complete and return your proxy card in the enclosed envelope as promptly as possible. Returning your proxy does not deprive you of your right to attend the meeting and vote your shares in person.

Sincerely,

/s/ HAMID R. MOGHADAM

HAMID R. MOGHADAM Chairman of the Board and Chief Executive Officer

AMB PROPERTY CORPORATION

Pier 1, Bay 1
San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 30, 2002

To the Stockholders of AMB Property Corporation:

TIME	2:00 p.m., local time, on Thursday, May 30, 2002

PLACE	AMB Property Corporation Pier 1, Bay 1 San Francisco, California 94111

ITEMS OF BUSINESS	(1) To elect nine directors to our Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

(2) To approve the 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., authorizing and reserving for issuance thereunder 10,000,000 shares of the Common Stock of AMB Property Corporation.

(3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE	Holders of shares of our Common Stock of record at the close of business on March 20, 2002 are entitled to notice of and to vote at the Annual Meeting.

ANNUAL REPORT	Our 2001 Annual Report, which is not a part of the proxy solicitation material, is enclosed.

PROXY VOTING	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by one of the following methods: vote by proxy over the Internet, by telephone or by mail using the instructions on the enclosed proxy card. Any proxy may be revoked in the manner described in the accompanying proxy statement at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

/s/ TAMRA D. BROWNE

TAMRA D. BROWNE Vice President, General Counsel and Secretary

March 29, 2002
San Francisco, California

INTRODUCTION
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPROVAL OF THE 2002 STOCK OPTION AND INCENTIVE PLAN
CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Compensation Committee Report on Executive Compensation
Stock Performance Graph
Audit Committee Report
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDITORS
AVAILABLE INFORMATION
OTHER MATTERS

AMB PROPERTY CORPORATION

Pier 1, Bay 1
San Francisco, California 94111

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 30, 2002

PROXY STATEMENT

INTRODUCTION

General

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of AMB Property Corporation, a Maryland corporation, of proxies from the holders of our issued and outstanding shares of Common Stock to be voted at the Annual Meeting of Stockholders and at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held on May 30, 2002 at our headquarters, which are located at Pier 1, Bay 1, San Francisco, California 94111, beginning at 2:00 p.m., local time (the “Annual Meeting”).

     At the Annual Meeting, the items of business that you will be asked to consider and vote upon are:

1.	The election of nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;

2.	To approve the 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., authorizing and reserving for issuance thereunder 10,000,000 shares of the Common Stock of AMB Property Corporation; and

3.	Such other business as may properly come before the Annual Meeting.

     This proxy statement and accompanying form of proxy are being sent to holders of our Common Stock at the close of business on the record date, which is March 20, 2002. This proxy statement and accompanying form of proxy are first being mailed to you on or about March 29, 2002.

     NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF AMB PROPERTY CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

     Our executive offices are located at Pier 1, Bay 1, San Francisco, California 94111, telephone (415) 394-9000. References herein to “we,” “us” and “our” refer to AMB Property Corporation and its subsidiaries, unless the context otherwise requires.

Voting and Revocation of Proxies

     Your vote is important. Because most of our stockholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Most stockholders have a choice of voting by proxy over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. If you vote by proxy over the Internet, please be aware that you may incur costs such as telecommunications and Internet access charges for which you will be responsible. The Internet and telephone proxy voting facilities for stockholders of record will close at 9:00 p.m., California time, on May 29, 2002.

     The Internet and telephone proxy voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares of Common Stock are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote in person at the Annual Meeting.

     You may revoke your proxy at any time before it is exercised by writing to Tamra D. Browne, the Secretary of AMB Property Corporation, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy.

     AMB Property Corporation is a corporation organized under the laws of the State of Maryland. Section 2-507 of the Maryland General Corporation Law authorizes the granting of proxies by telephone or over the Internet. Accordingly, proxies granted by telephone or over the Internet, in accordance with the procedures set forth on the proxy card, will be valid under Maryland law.

     All shares of Common Stock entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. If no instructions are indicated on a properly completed proxy, the shares of Common Stock represented by that proxy will be voted as recommended by the Board of Directors.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time this proxy statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

Stockholders Entitled to Vote

     Stockholders at the close of business on the record date, March 20, 2002, are entitled to notice of and to vote at the Annual Meeting. As of March 20, 2002, there were 84,063,121 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Required Vote

     A majority of the shares of Common Stock outstanding must be represented, in person or by proxy, at the Annual Meeting to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares of our Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker “non-votes” are not counted for purposes of the election of directors and do not have an effect on the result of the vote for the election of directors.

Cost of Proxy Solicitation

     The cost of soliciting proxies will be paid by us. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, facsimile or other electronic means. These people will not be specially compensated for their solicitation of proxies. We have engaged Georgeson Shareholder Services to assist us in the distribution and solicitation of proxies. We have agreed to pay Georgeson Shareholder Services a fee of approximately $9,000, plus expenses, for these services.

     In accordance with the regulations of the Securities and Exchange Commission and the New York Stock Exchange, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of our Common Stock.

Advance Notice Procedures

     Deadline for Submitting Stockholder Proposals for Inclusion in Our 2003 Proxy Statement. Rule 14a-8 of the Securities Exchange Act of 1934 provides that certain stockholder proposals must be included in the proxy statement for our annual meeting. For a stockholder proposal to be considered for inclusion in the proxy statement for our 2003 annual meeting of stockholders, it must be received by us no later than November 30, 2002.

     Deadline for Submitting Nominations for Director and Other Stockholder Proposals Outside of Rule 14a-8. Under our Bylaws, nominations for director may be made only by the Board or a committee of the Board, or by a stockholder entitled to vote who delivered notice to us not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then, for notice to be timely, the stockholder must deliver it to us not later than the close of business of the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     Our Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in our Bylaws) within the time limits described above for delivering notice of a nomination for the election of a director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures in Rule 14a-8.

     A copy of the full text of our Bylaws may be obtained by writing to our Secretary at Pier 1, Bay 1, San Francisco, California 94111.

The date of this proxy statement is March 29, 2002.

PROPOSAL 1: ELECTION OF DIRECTORS

     Our Board of Directors consists of nine directors. A majority of the Board must be independent directors. In general, an independent director is a director who is not, and has not been for a period of at least three years, an employee, officer or affiliate of AMB Property Corporation or a subsidiary or a division thereof, or a relative of an executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel, receiving compensation on a continuing basis from us in addition to director’s compensation; provided, however, that if a director is an individual member of such an organization, the Board may determine, in its business judgment, that such relationship does not interfere with the director’s exercise of independent judgment and deem such director to be an independent director. Six of the nine presently elected directors are independent directors. All members of the Board serve a one-year term, which expires at the following annual meeting of stockholders when their successors are duly elected and qualified.

     The shares represented by the enclosed proxy will be voted for the election of each of the nominees named below, unless you indicate in the proxy that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her resignation, retirement or death.

     The Board of Directors has proposed the following nominees for election as directors at the Annual Meeting: Hamid R. Moghadam, W. Blake Baird, T. Robert Burke, Daniel H. Case III, David A. Cole, Lynn M. Sedway, Jeffrey L. Skelton, Ph.D., Thomas W. Tusher and Caryl B. Welborn, Esq. Each of the nominees is currently serving as a director of AMB Property Corporation. The Board of Directors recommends a vote FOR the election of the nominees for election as directors.

     Each of the nominees has consented to be named in this proxy statement and to serve as a director if elected. The principal occupation and certain other information regarding the nominees is set forth below. Information about each nominee’s share ownership can be found on page 24.

Nominees For Director

		Director	Position(s) Currently
Nominees for Director	Age	Since	Held with the Company

Hamid R. Moghadam	45	1997	Chairman of the Board and Chief Executive Officer
W. Blake Baird	41	2001	President and Director
T. Robert Burke	59	1997	Director
Daniel H. Case III	44	1997	Director
David A. Cole	59	2000	Director
Lynn M. Sedway	60	1997	Director
Jeffrey L. Skelton, Ph.D.	52	1997	Director
Thomas W. Tusher	60	1997	Director
Caryl B. Welborn, Esq.	51	1997	Director

     Hamid R. Moghadam, one of the founders (in 1983) of the predecessor to AMB Property Corporation, is our Chairman of the Board of Directors and our Chief Executive Officer. Mr. Moghadam is also a member of the Executive Committee of the Board. Mr. Moghadam has over 20 years of experience in real estate. Mr. Moghadam holds bachelor’s and master’s degrees in engineering from the Massachusetts Institute of Technology and an M.B.A. degree from the Graduate School of Business at Stanford University. He is a founding member of the Real Estate Roundtable, is a member of the Young Presidents’ Organization, has served on various committees of the Massachusetts Institute of Technology, is a member of the board of directors of Plum Creek Timber Company and Stanford Management Company, is the Treasurer and a member of the Executive Committee of the Board of Governors of the National Association of Real Estate Investment Trusts and is a Trustee of the Bay Area Discovery Museum.

     W. Blake Baird is a director of AMB Property Corporation and our President. From January 1999 until December 1999, he served as our Chief Investment Officer. Prior to joining us in January 1999, Mr. Baird was a Managing Director of Morgan Stanley Dean Witter & Co., most recently as head of Real Estate Investment Banking for the Western United States. Mr. Baird holds a B.S. in Economics from the Wharton School (magna cum laude) and a B.A. in History from the College of Arts and Sciences (magna cum laude) at the University of Pennsylvania. He also holds an M.B.A. from New York University. Mr. Baird is a member of the Board of Directors of The Center for Real Estate Enterprise Management and a former member of the Board of Directors of the National Association of Real Estate Investment Trusts.

     T. Robert Burke, one of the founders (in 1983) of the predecessor to AMB Property Corporation, is a director of AMB Property Corporation. From November 1997 to December 1999, Mr. Burke was our Chairman of the Board. He was formerly a senior real estate partner with Morrison & Foerster LLP and, for two years, served as that firm’s Managing Partner for Operations. Mr. Burke graduated from Stanford University and holds a J.D. degree from Stanford Law School. He is a former member of the Board of Governors of the National Association of Real Estate Investment Trusts and is a Trustee of Stanford University. He is also the former Chairman of the Board of Directors of the Pension Real Estate Association.

     Daniel H. Case III is a director of AMB Property Corporation and is Chairman of J.P. Morgan H&Q, a part of J.P. Morgan Chase & Co. Mr. Case originally joined Hambrecht & Quist in 1979, where he served in a variety of capacities. In April 1992, he was elected President and Co-Chief Executive Officer. He became President and Chief Executive Officer in October 1994 and Chairman in January 1998. He also serves as a director of Electronic Arts, the Bay Area Council and the National Science and Technology Medal Foundation. Mr. Case was named one of the “100 Global Leaders for Tomorrow” by the World Economics Forum (1998) and one of the “Top 50 Innovators in Technology” by Time Magazine (1997). He has a bachelor’s degree in economics and public policy from Princeton University and studied management at the University of Oxford as a Rhodes Scholar.

     David A. Cole is a director of AMB Property Corporation and is Chairman Emeritus of Kurt Salmon Associates, Inc. Mr. Cole was named Chairman of the Board and Chief Executive Officer of Kurt Salmon Associates in January 1988. He retired as Chief Executive Officer in December 1998 and continued to serve as Chairman of the Board until January 2001. Mr. Cole holds a bachelor’s degree in engineering from Auburn University and has successfully completed the Advanced Management Program at Harvard Business School. Mr. Cole is also a member of the board of directors of Junior Achievement of Georgia and the Voluntary Interindustry Commerce Standards Committee. He serves on advisory boards for the Goizueta Business School of Emory University and for MFI Group, plc, a London-based publicly traded company.

     Lynn M. Sedway is a director of AMB Property Corporation. She is the President and founder of the Sedway Group, a 23-year old real estate economics firm headquartered in San Francisco, which is now a CB Richard Ellis company. She currently directs and has ultimate responsibility for the activities of the Sedway Group, including market analysis, property valuation, development and redevelopment analysis, acquisition and disposition strategies, and public policy issues. Ms. Sedway received her bachelor’s degree in economics at the University of Michigan and an M.B.A. degree from the University of California at Berkeley, Walter A. Haas School of Business, where she is also a guest lecturer. She is a trustee of the Urban Land Institute and a board member of Bridge Housing, Lambda Alpha, the Swig Company, and Alexander & Baldwin and its affiliate companies. Ms. Sedway is a member of the Policy Advisory Board of the Fisher Center for Real Estate and the International Council of Shopping Centers.

     Jeffrey L. Skelton, Ph.D., is a director of AMB Property Corporation. He is President and Chief Executive Officer of Symphony Asset Management, a subsidiary of The John Nuveen Company, an investment management firm. Prior to founding Symphony Asset Management in 1994, he was with Wells Fargo Nikko Investment Advisors from January 1984 to December 1993, where he served in a variety of capacities, including Chief Research Officer, Vice Chairman, Co-Chief Investment Officer and Chief Executive of Wells Fargo Nikko Investment Advisors Limited in London. Dr. Skelton has a Ph.D. in Mathematical Economics and Finance and an M.B.A. degree from the University of Chicago, and was an Assistant Professor of Finance at the University of California at Berkeley, Walter A. Haas School of Business.

     Thomas W. Tusher is a director of AMB Property Corporation. He was President and Chief Operating Officer of Levi Strauss & Co. from 1984 through 1996, when he retired. Previously, he was President of Levi Strauss International from 1976 to 1984. Mr. Tusher began his career at Levi Strauss in 1969. He was a director of the publicly-held Levi Strauss & Co. from 1978 to 1985, and was named a director of the privately-controlled Levi Strauss & Co. in 1989, although he no longer serves in this capacity. Prior to joining Levi Strauss & Co., Mr. Tusher was with Colgate Palmolive from 1965 to 1969. Mr. Tusher has a bachelor’s degree from the University of California at Berkeley and an M.B.A. degree from the Graduate School of Business at Stanford University. He is a director of Cakebread Cellars and Dash America (Pearl Izumi). He is a former director of Great Western Financial Corporation and the San Francisco Chamber of Commerce. He is also Chairman Emeritus and a member of the advisory board of the Walter A. Haas School of Business at the University of California at Berkeley. Mr. Tusher is also a director of the World Wildlife Fund and a member of the Advisory Council of Stanford University’s Graduate School of Business.

     Caryl B. Welborn, Esq., is a director of AMB Property Corporation. She is a commercial real estate attorney in San Francisco and, prior to starting her own firm in 1995, she was a partner with Morrison & Foerster LLP from 1982 to 1995. Ms. Welborn has a bachelor’s degree from Stanford University and a J.D. degree from the Law School at the University of California at Los Angeles. She has served as the President of the American College of Real Estate Lawyers and has held leadership positions in the American Bar

Association’s Real Property, Probate and Trust Section. She is also a member of Lambda Alpha. Ms. Welborn is a program chair and frequent lecturer on real estate issues nationally and has published numerous articles in professional publications.

Board of Directors Meetings and Attendance

     Pursuant to the Maryland General Corporation Law and our Bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of our business through discussions with the Chairman of the Board and our officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     During 2001, the Board held four meetings and acted by unanimous written consent once. No director attended fewer than 75% of either of (a) the total number of meetings of the Board while they were on the Board and (b) the total number of meetings of the committees of the Board on which such directors served, except for Ms. Sedway and Dr. Skelton, who each attended two of the three meetings of the Audit Committee.

Board Committees

     The Board of Directors of AMB Property Corporation has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Governance Committee.

     Audit Committee. The Audit Committee currently consists of three independent directors, as defined by the New York Stock Exchange’s listing standards: Ms. Welborn, the Chair, Ms. Sedway and Dr. Skelton. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent accountants, reviews with the independent accountants the scope and results of the audit engagement, reviews with the independent accountants and management certain financial reports and related matters, reviews the scope of other professional services provided by the independent accountants, reviews the independence of the independent accountants, reviews audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee held three meetings during 2001.

     Compensation Committee. The Compensation Committee currently consists of three independent directors: Mr. Tusher, the Chair, Mr. Cole and Ms. Sedway. The function of the Compensation Committee is to determine compensation for our executive officers, to review and make recommendations concerning proposals by management with respect to compensation, bonus, employment agreements and other benefits and policies respecting such matters for our executive officers, and to implement the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, the 2002 Stock Option and Incentive Plan, the 401(k) Plan, the Non-Qualified Deferred Compensation Plan and any other incentive programs. The Compensation Committee held four meetings during 2001.

     Executive Committee. The Executive Committee currently consists of Mr. Burke, the Chair, Dr. Skelton, and Messrs. Moghadam and Case. The Executive Committee has the authority, within certain parameters, to acquire, dispose of and finance investments for us (including the issuance by AMB Property, L.P. of additional limited partnership units or other equity interests) and approve the execution of contracts and agreements including those related to the borrowing of money by us and generally exercise all other powers of the Board, except as prohibited by law. The Executive Committee acted once by unanimous written consent during 2001.

     Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Mr. Cole, the Chair, Mr. Burke, Mr. Case and Ms. Welborn. The Nominating and Governance Committee submits nominations for directors to the Board, recommends the composition of the committees of the Board, reviews the size and composition of the Board, reviews guidelines for corporate governance, and conducts annual reviews of the Board and the Chief Executive Officer. The Nominating and Governance Committee did not meet during 2001.

Compensation of Directors

     During 2001, each non-employee director received $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of a committee of the Board of Directors attended, and each Chair of any committee of the Board received $2,500 per annum. Each non-employee director is also reimbursed for reasonable expenses incurred to attend Board and committee meetings. In addition, each non-employee director receives, upon initial election to the Board, an initial option grant to purchase up to 20,000 shares of our

Common Stock. During 2001, upon re-election, each non-employee director could elect to receive either (i) a subsequent option grant to purchase up to 15,000 shares of our Common Stock or (ii) a subsequent option grant to purchase up to 6,000 shares of our Common Stock and a grant of 1,000 shares of our restricted Common Stock. All of such options and shares of restricted stock vest fully on May 30, 2002. All stock options granted during 2001 were issued pursuant to the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, at an exercise price equal to the fair market value of our Common Stock on the date of grant.

     Under our 2002 Stock Option and Incentive Plan, the Board of Directors may grant additional options to purchase shares of our Common Stock and/or restricted shares of our Common Stock to the non-employee directors. We expect that those non-employee directors re-elected at each annual meeting of stockholders will be granted additional options to purchase shares of our Common Stock and/or restricted shares of our Common Stock by the Board of Directors. Any such options will be granted at an exercise price equal to the fair market value of our Common Stock on the date of grant. The Board of Directors will determine the amount of stock options and/or restricted stock to be granted to non-employee directors on an annual basis. In making this determination, the Board of Directors will consider analyses of our compensation consultant to determine competitive director compensation practices of publicly traded real estate investment trusts having total market capitalizations comparable to us and will review changes in our Black-Scholes option value. Our officers who are also members of our Board of Directors are not paid any director’s fees or granted options as directors.

     Our overall compensation philosophy in connection with our non-employee directors is to provide total compensation at the 75th percentile level of our peer companies based on an analysis of our compensation consultant, FPL Associates, L.P. During 2001, the Compensation Committee determined that our non-employee directors had not been compensated at the appropriate level based on peer group data. Therefore, a deferred compensation payment was made to the non-employee directors in May 2001 so that each non-employee director received an equivalent of $55,000 per annum, which includes both meeting fees and long-term compensation rewards. The non-employee director could choose to receive all or a portion of the deferred compensation payment in stock options, shares of restricted stock or a combination of both with the restriction that no more than 50% of such payment could be made in stock options. All such stock options granted to non-employee directors with respect to a deferred compensation payment during 2001 vest on the date of the Annual Meeting. All shares of restricted stock granted with respect to a deferred compensation payment also vest on the date of the Annual Meeting.

Vote Required

     A plurality of the votes cast is required for the election of directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker “non-votes” are not counted for purposes of the election of directors and do not have an effect on the result of the vote for the election of directors. The Board recommends a vote FOR the election of the nine director nominees to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

PROPOSAL 2: APPROVAL OF THE 2002 STOCK OPTION AND INCENTIVE PLAN

     On February 26, 2002, the Board of Directors adopted, subject to stockholder approval, the 2002 Stock Option and Incentive Plan to (1) enable executive officers, employees, consultants and directors of AMB Property Corporation and AMB Property, L.P. to participate in the ownership of AMB Property Corporation, (2) attract and retain our executive officers, other employees, consultants and directors, and (3) provide incentives to those persons to maximize our total return to stockholders. We refer to the 2002 Stock Option and Incentive Plan as the 2002 Plan. As of the date of this Proxy Statement, we have granted, subject to stockholder approval, options to purchase up to 1,413,102 shares of our Common Stock under the 2002 Plan.

     The Board of Directors believes that the adoption of the 2002 Plan will give the Compensation Committee and the Board of Directors greater flexibility to carry out their responsibilities to establish compensation programs that attract, motivate and retain executive officers, other employees and directors of AMB Property Corporation and AMB Property, L.P. and to administer those programs in a manner that benefits our long-term interests and those of our stockholders.

     The Board of Directors recommends that stockholders vote FOR approval of the 2002 Plan.

General Description of the 2002 Plan

     The principal features of the 2002 Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the plan. A copy of the 2002 Plan is attached as Exhibit A to this Proxy Statement.

     The 2002 Plan provides for the award of non-qualified and incentive stock options, restricted stock, stock appreciation rights, performance awards, dividend equivalents, stock payments and deferred stock. A total of 10,000,000 shares of our Common Stock have been reserved for issuance under the 2002 Plan. The 2002 Plan limits the maximum number of shares of Common Stock for which awards may be issued during any fiscal year to any participant in the 2002 Plan to 1,000,000. In addition, the 2002 Plan provides that the aggregate fair market value (determined at the time of grant) of shares with respect to which an incentive stock option is first exercisable by an optionee during any calendar year may not exceed $100,000.

Administration of the 2002 Plan

     The 2002 Plan is administered by the Compensation Committee, except that the full Board of Directors administers grants of awards to the Independent Directors under the 2002 Plan. No person is eligible to serve on the Compensation Committee unless he or she is an Independent Director and also a “non-employee” director as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has the authority to interpret the 2002 Plan and the agreements pursuant to which awards are granted, to adopt rules for the administration, interpretation and application of the 2002 Plan that are consistent with the plan, and to interpret, amend or revoke any of those rules. In its discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Compensation Committee under the 2002 Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

     The 2002 Plan provides that the Compensation Committee may, but need not, delegate from time to time to a committee consisting of one or more members of the Compensation Committee or of one or more officers of the Company some or all of the Compensation Committee’s authority to grant awards under the 2002 Plan to eligible recipients; provided, however, that each such recipient must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per centum of any class of any equity security” within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation of authority will be subject to the restrictions and limits that the Compensation Committee specifies at the time of the delegation of authority and may be rescinded at any time by the Compensation Committee. At all times, any committee appointed by the Compensation Committee will serve at the pleasure of the Compensation Committee.

Eligibility

     Directors, employees and consultants of AMB Property Corporation and AMB Property, L.P. may receive options, stock payments, performance awards, restricted stock, dividend equivalents, deferred stock and stock appreciation rights under the 2002

Plan. Only employees of AMB Property Corporation or its subsidiaries which are corporations may receive incentive stock options under the 2002 Plan. All other individuals may receive non-qualified stock options.

Awards

     Stock Options. Non-qualified stock options will provide for the right to purchase our Common Stock and must have an exercise price not less than the fair market value of a share of our Common Stock on the date of grant.

     Incentive stock options will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Incentive stock options must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant. In the case of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of our stock or any subsidiary or parent corporation of us, the 2002 Plan provides that the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant.

     The term of an option will be set by the Compensation Committee in its discretion; provided, however, that, (1) the Compensation Committee may not grant an option with a term of more than 10 years from the date of grant, (2) in the case of options granted to non-employee directors, the term must be 10 years from the date of grant unless the Board of Directors provides otherwise, and (3) in the case of incentive stock options, the term must not be more than five years from the date of grant, if the incentive stock option is granted to an individual who then owns more than 10% of the total combined voting power of all classes of our stock or any subsidiary or parent corporation of us.

     During the term of the 2002 Plan, each person who is initially elected to the Board and who is a non-employee director at the time of initial election will automatically be granted an option to purchase 20,000 shares of Common Stock, subject to adjustment, on the date of initial election. Members of the Board of Directors who are our employees who subsequently retire and remain on the Board of Directors will not receive an initial option grant.

     The Compensation Committee will set the period during which the right to exercise a stock option vests in the optionee. Unless the Board of Directors otherwise provides, no stock option will be exercisable by any optionee who is then subject to Section 16 of the Securities Exchange Act of 1934, as amended, within the period ending six months and one day after the date the stock option is granted. Unless the Compensation Committee otherwise provides, stock options granted to non-employee directors will become fully exercisable on the one year anniversary of the date such options were granted. At any time after grant of a stock option, the Compensation Committee may accelerate the period during which a stock option vests.

     Options are exercisable in whole or in part by written notice to the Secretary of AMB Property Corporation, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. The option price may be paid: (1) in cash or by certified or cashier’s check payable to the order of AMB Property Corporation, (2) by delivery of shares of our Common Stock already owned by, and in the possession of, the optionee, (3) by surrender of shares of our Common Stock issuable upon exercise of the option having a fair market value on the date of exercise equal to the amount to be paid, or (4) if authorized by the Board of Directors or the Compensation Committee or if specified in the option agreement for the option being exercised, by a recourse promissory note made by the optionee in favor of AMB Property Corporation or through installment payments to AMB Property Corporation. On the date the option price is to be paid, the optionee must make full payment to AMB Property Corporation of all amounts that must be withheld by AMB Property Corporation for federal, state or local tax purposes.

     The Compensation Committee, in its sole and absolute discretion, may impose such limitations and restrictions on the exercise of options as it deems appropriate. Any such limitation will be set forth in the respective stock option agreement. An optionee may not exercise an option if, in the sole and absolute discretion of the Compensation Committee, the exercise of the option would likely result in (1) the optionee’s or any other person’s ownership of our capital stock being in violation of the ownership limit contained in the Articles of Incorporation of AMB Property Corporation or (2) income to AMB Property Corporation that could impair AMB Property Corporation’s status as a real estate investment trust.

     Restricted Stock. Restricted stock may be sold to participants at various prices (but not below par value) and is subject to such restrictions as may be determined by the Compensation Committee. Restricted stock typically may be repurchased by AMB Property Corporation at the original price until certain conditions or restrictions are removed or expire. Purchasers of restricted stock will have voting rights and receive dividends prior to the time when the restrictions lapse.

     Stock Appreciation Rights. Stock appreciation rights may be granted in connection and simultaneously with the grant of a stock option, with respect to a previously granted stock option, or independent of a stock option. A stock appreciation right will be subject to such terms and conditions not inconsistent with the 2002 Plan as the Compensation Committee may impose.

     Performance Awards. Performance awards are cash or stock bonuses or other performance or incentive awards paid in cash, our Common Stock or a combination of both. The value of performance awards may be linked to performance criteria of our Common Stock determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price of any performance award.

     Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or our Common Stock) of dividends or regular cash distributions paid on our Common Stock. Dividend equivalents will be converted to cash or additional shares of our Common Stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee.

     Stock Payments. Stock payments are payments in the form of shares of our Common Stock or options or other rights to purchase shares of our Common Stock as part of a deferred compensation arrangement. The number of shares granted as stock payments will be determined by the Compensation Committee and may be based upon performance criteria of our Common Stock determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price or exercise price of any stock payment.

     Deferred Stock. The number of shares of deferred stock granted will be determined by the Compensation Committee and may be linked to performance criteria of AMB Property Corporation and/or AMB Property, L.P. determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price of any award of deferred stock.

Assignability

     Awards under the 2002 Plan may be transferred only by will or by the laws of descent and distribution unless and until such awards have been exercised or the shares underlying such awards have been issued and all restrictions applicable to such shares have lapsed. Awards under the 2002 Plan other than incentive stock options may also be transferred with the consent of the Compensation Committee, pursuant to a qualified domestic relations order, by gift to a Family Member (as defined in the 2002 Plan) or by gift to an entity in which more than 50% of the voting interests are held by a Family Member. During a participant’s lifetime, options are exercisable only by the participant, unless the options have been properly transferred, in which case, the options are exercisable by the transferee.

No Repricing of Options

     The 2002 Plan does not permit the Compensation Committee to amend the terms of any outstanding option to reduce its exercise price.

Adjustments

     If the Compensation Committee determines that any dividend, reclassification, stock split, reorganization, merger, consolidation or other similar change in corporate structure affects our Common Stock such that the Compensation Committee or the Board of Directors determines an adjustment is appropriate in order to prevent dilution, then the Compensation Committee or the Board will make appropriate adjustment to the maximum number and class of shares issuable under the 2002 Plan and the number and/or class of shares and price per share in effect under each outstanding option.

Amendment, Suspension or Termination of the 2002 Plan

     The Board of Directors may at any time suspend or terminate the 2002 Plan. The Board of Directors or the Compensation Committee may also at any time amend the 2002 Plan. However, no such amendment or revision may, unless appropriate stockholder approval of such amendment or revision is obtained, (1) increase the maximum number of shares which may be acquired pursuant to awards granted under the 2002 Plan (except for adjustments described in the foregoing paragraph) or (2) increase the maximum number of shares of Common Stock (1,000,000) for which awards may be issued during any fiscal year to any participant. No amendment of the 2002 Plan may alter or impair any rights or obligations under any awards already granted unless the holder of the award consents or the award otherwise provides. No awards may be granted or awarded during any period of suspension or after termination of the 2002 Plan. No incentive stock option may be granted under the 2002 Plan after ten years from the date the 2002 Plan was adopted by the Board of Directors.

Securities Laws and Federal Income Taxes

     Securities Laws. The 2002 Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2002 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2002 Plan and options granted thereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     General Federal Tax Consequences. Under current federal laws, in general, recipients of awards and grants of non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, and stock payments under the 2002 Plan are taxable under Section 61 or 83 of the Internal Revenue Code upon their receipt of our Common Stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Internal Revenue Code, AMB Property Corporation will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxable on their receipt of our Common Stock upon exercise of incentive stock options if the incentive stock options and option stock are held for certain minimum holding periods and, in such event, AMB Property Corporation is not entitled to income tax deductions with respect to such exercises.

     Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

     Under Section 162(m), stock options and stock appreciation rights will satisfy the “performance-based compensation” exception if the award of the options or stock appreciation rights are made by a Board of Directors committee consisting solely of 2 or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or stock appreciation right exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s stockholders.

     The 2002 Plan has been designed to permit the Compensation Committee to grant stock options and stock appreciation rights which will qualify as “performance-based compensation.” In addition, in order to permit awards other than stock options and stock appreciation rights to qualify as “performance-based compensation, the 2002 Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (1) pre-tax income; (2) operating income; (3) cash flow; (4) earnings per share; (5) return on equity; (6) total return to stockholders; (7) return on invested capital or assets; (8) cost reductions or savings; (9) funds from operations; (10) appreciation in the fair market value of Common Stock; and (11) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

Vote Required

     The affirmative vote of a majority of the votes cast is required to approve the adoption of the 2002 Plan and the reservation for issuance thereunder of 10,000,000 shares of our Common Stock, provided that the total vote cast on the proposal represents over 50% of the shares of our Common Stock entitled to vote on the proposal. Abstentions and broker “non-votes” are counted as votes against the proposal, unless holders of more than 50% of the shares of our Common Stock cast votes, in which event neither an abstention nor a broker “non-vote” will have any effect on the result of the vote. The Board of Directors recommends that stockholders vote FOR approval of the 2002 Plan.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

     The following table sets forth certain current information with respect to our executive officers:

Name	Age	Position(s)

Hamid R. Moghadam	45	Chairman of the Board and Chief Executive Officer
W. Blake Baird	41	President and Director
Luis A. Belmonte	61	Executive Vice President, Development
Michael A. Coke	34	Executive Vice President and Chief Financial Officer
Bruce H. Freedman	53	Executive Vice President, Real Estate Operations
David S. Fries	38	Executive Vice President, Strategic Initiatives and Corporate Affairs
Guy F. Jaquier	43	Executive Vice President, Chief Investment Officer
John T. Roberts, Jr.	38	President of AMB Capital Partners, LLC; Executive Vice President, Private Capital of AMB Property Corporation

     The following is a biographical summary of the experience of our executive officers:

     Hamid R. Moghadam has served as our Chief Executive Officer since November 1997 and as Chairman of the Board since January 2000. Biographical information regarding Mr. Moghadam is set forth under “Proposal 1: Election of Directors — Nominees For Director.”

     W. Blake Baird has served as our President since January 2000 and as a Director since May 2001. From January 1999 until December 1999, he served as our Chief Investment Officer. Biographical information regarding Mr. Baird is set forth under “Proposal 1: Election of Directors — Nominees For Director.”

     Luis A. Belmonte is our Executive Vice President, Development. He specializes in industrial property development and redevelopment. He joined us in 1990 and has over 34 years of experience in development, redevelopment, finance, construction and management of commercial and industrial real estate projects. Prior to joining us, he was a partner with Lincoln Property Company, where he built a portfolio of 18 million square feet. Mr. Belmonte received his bachelor’s degree from the University of Santa Clara. He is a member of the Urban Land Institute, an associate member of the Society of Industrial Realtors, and former President of the San Francisco chapter of the National Association of Industrial and Office Parks.

     Michael A. Coke is an Executive Vice President and our Chief Financial Officer. Mr. Coke joined us in 1997 and served in a variety of capacities prior to becoming our Chief Financial Officer in January 1999. Prior to joining us, Mr. Coke spent seven years with Arthur Andersen LLP, where he most recently served as an audit manager. At Arthur Andersen, he primarily served public and private real estate companies, including several public real estate investment trusts, and specialized in real estate auditing and accounting, mergers, initial public offerings and business acquisition due diligence. Mr. Coke received a bachelor’s degree in business administration and accounting from California State University at Hayward. He is a Certified Public Accountant, and is a member of the American Institute of Certified Public Accountants and the National Association of Real Estate Investment Trusts.

     Bruce H. Freedman is our Executive Vice President, Real Estate Operations. He joined us in 1995 and has over 30 years of experience in real estate finance and investment. Before joining us, he served as President of Allmerica Realty Advisors from 1992 to 1995 and as Principal of Aldrich, Eastman & Waltch from 1986 to 1992. Mr. Freedman is a cum laude graduate of Babson College. He is a member of the Urban Land Institute, the Real Estate Finance Association and the National Association of Real Estate Investment Advisors, and holds the CRE designation from the American Society of Real Estate Counselors. He is also a member of the board of the National Association of Industrial and Office Parks and is an Advisory Board member of the Babson Center for Real Estate. His charitable and community services activities include being a founding member of the Bullfinch Society of Massachusetts General Hospital, a member of the President’s Forum of Children’s Hospital of Boston and a member of the President’s Society of Boston College.

     David S. Fries is our Executive Vice President, Strategic Initiatives and Corporate Affairs. Prior to joining us in 1998, he was a real estate partner with the international law firms of Orrick, Herrington & Sutcliffe LLP and Morrison & Foerster LLP, where he focused on the real estate, securities and financing issues affecting real estate investment trusts, the acquisition of large real estate portfolios and the negotiation of complex joint venture agreements. Mr. Fries holds a bachelor’s degree in political science from the University of Pennsylvania and a J.D. degree from Stanford Law School. He is a member of the Board of Directors of the Data Consortium, a non-profit organization, and of the Management Committee of Constellation Real Technologies, LLC. He is also a member of the State Bar of California, the National Association of Real Estate Investment Trusts and a past President of the Belden Club.

     Guy F. Jaquier joined us in June 2000 as an Executive Vice President and our Chief Investment Officer. He also serves as Vice Chairman of AMB Capital Partners, LLC. Mr. Jaquier has over 17 years of experience in real estate finance and investments. Between 1998 and June 2000, Mr. Jaquier served as Senior Investment Officer for real estate at the California Public Employees’ Retirement System. Prior to that, Mr. Jaquier spent 15 years at Lend Lease Real Estate Investments and its predecessor, Equitable Real Estate, where he held various transactions and management positions, including overseeing its western states operations. He holds a B.S. in Building Construction Management from the University of Washington and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Jaquier is a member of the Urban Land Institute, the Pension Real Estate Association and the National Association of Real Estate Investment Trusts.

     John T. Roberts, Jr. is the President of AMB Capital Partners, LLC and our Executive Vice President, Private Capital, and has over 15 years of experience in real estate finance and investment. Mr. Roberts joined us in 1997 after spending six years at Ameritech Pension Trust, where he held the position of Director, Real Estate Investments. His responsibilities included managing a $1.6 billion real estate portfolio and developing and implementing the trust’s real estate program. Prior to that, he worked for Richard Ellis, Inc. and has experience in leasing and sales. Mr. Roberts received a bachelor’s degree from Tulane University in New Orleans and an M.B.A. degree in finance and accounting from the Graduate School of Business at the University of Chicago.

EXECUTIVE COMPENSATION

     The following table sets forth the estimated annual base salary rates and other compensation paid for the years ended December 31, 2001, 2000 and 1999 to the Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer, on an annualized basis, who were serving as executive officers at the end of 2001 (collectively, the “Named Executive Officers”).

		Annual Compensation ($)								Securities
										Underlying
								Restricted		Annual
					Deferred		Other Annual	Stock		Options
Name and Principal Position	Year	Salary	Bonus(1)		Compensation(2)		Compensation	Award(s)(#)(3)		Granted(3)

Hamid R. Moghadam	2001	410,500	508,000	(4)	400,000	(5)	(6)	15,063	(7)	228,902	(10)
Chairman of the Board and	2000	385,500	656,489	(4)	—		(6)	15,000	(8)	262,500	(11)
Chief Executive Officer	1999	360,000	483,000	(4)	—		(6)	24,750	(9)	288,750	(12)
W. Blake Baird (13)	2001	360,500	316,750	(14)	200,000	(15)	(6)	8,558	(7)	130,058	(10)
President and Director	2000	335,500	412,923	(14)	—		(6)	15,000	(8)	90,000	(11)
	1999	294,375	285,521	(14)	—		(6)	100,000	(16)	261,200	(17)
David S. Fries	2001	285,500	378,438	(18)	200,000	(19)	(6)	8,558	(7)	130,058	(10)
Executive Vice President,	2000	260,500	297,037	(18)	—		(6)	12,000	(8)	50,000	(11)
Strategic Initiatives and	1999	222,500	175,313	(18)	—		(6)	17,500	(9)	52,000	(12)
Corporate Affairs
Bruce H. Freedman	2001	285,500	264,688	(20)	250,000	(21)	(6)	8,558	(7)	130,058	(10)
Executive Vice President,	2000	260,500	312,671	(20)	—		(6)	12,000	(8)	60,000	(11)
Real Estate Operations	1999	210,000	166,108		—		(6)	17,500	(9)	35,600	(12)
John T. Roberts, Jr.	2001	225,000	201,500	(22)	175,000	(23)	(6)	9,034	(7)	137,283	(10)
President, AMB Capital	2000	210,000	141,805	(22)	—		(6)	5,000	(8)	35,000	(11)
Partners, LLC	1999	195,000	100,850	(22)	—		(6)	2,500	(9)	20,000	(12)

(1)	The amount of any such bonus has been determined by the Compensation Committee of the Board of Directors. At the option of the Named Executive Officer, the officer may receive his bonus in cash, restricted shares of our Common Stock (valued at 125% of the cash bonus, with a three-year vesting period) or options to purchase shares of our Common Stock (valued at 150% of the cash bonus based on our Black-Scholes value, with a three-year vesting period on options in excess of the 100% cash bonus value). The bonuses for 2001 were paid in 2002. The bonuses for 2000 were paid in 2001. The bonuses for 1999 were paid in 2000.

(2)	The amount of any deferred compensation payment has been determined by the Compensation Committee of the Board of Directors. Any deferred compensation payments are not paid in cash. The Named Executive Officer must choose to receive all or a portion of any deferred compensation payment in options to purchase shares of our Common Stock, restricted shares of our Common Stock or a combination of both, so long as no more than 50% of such payment could be made in options. See “Compensation Committee Report on Executive Compensation — Deferred Compensation Payment” for a discussion of the deferred compensation payments.

(3)	Restricted shares of our Common Stock and options to purchase an aggregate of 405,363 shares of our Common Stock (net of forfeitures) have been granted to our directors, executive officers and other employees under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, as of February 26, 2002. An additional 407,319 shares (not including shares that have already been issued and options that have been granted) of our Common Stock are reserved for issuance under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, as of February 26, 2002. Options to purchase an aggregate of 1,413,102 shares of our Common Stock have been granted to our executive officers and other employees as of February 26, 2002.

(4)	In lieu of receiving his 2001 bonus in cash, Mr. Moghadam elected to receive an option to purchase up to 125,708 shares of our Common Stock and a grant of 17,260 restricted shares of our Common Stock. In lieu of receiving his 2000 bonus in cash, Mr. Moghadam elected to receive an option to purchase up to 159,625 shares of our Common Stock and a grant of 26,275 restricted shares of our Common Stock. In lieu of receiving his 1999 bonus in cash, Mr. Moghadam elected to receive an option to purchase up to 229,824 shares of our Common Stock and a grant of 12,261 restricted shares of our Common Stock.

(5)	Mr. Moghadam elected to receive an option to purchase up to 152,672 shares of our Common Stock and a grant of 8,100 restricted shares of our Common Stock.

(6)	The aggregate amount of the perquisites and other personal benefits, securities or property for each of the Named Executive Officers is less than the lesser of either $50,000 or 10% of his salary and bonus paid in such year.

(7)	Based on 2001 performance, the Named Executive Officers received a grant of restricted shares of our Common Stock in February 2002. The grants of restricted shares were made under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and vest annually in five equal installments, beginning on January 1, 2003.

(8)	Based on 2000 performance, the Named Executive Officers received a grant of restricted shares of our Common Stock in February 2001. The grants of restricted shares were made under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and vest annually in five equal installments, beginning on January 1, 2002.

(9)	Based on 1999 performance, the Named Executive Officers received a grant of restricted shares of our Common Stock in February 2000. The grants of restricted shares were made under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and vest annually in five equal installments, beginning on January 1, 2001.

(10)	Based on 2001 performance, the Named Executive Officers received options to purchase shares of our Common Stock in February 2002. All of these options become exercisable in three equal annual installments, beginning on January 1, 2003, and have a term of not more than 10 years. The option exercise price is equal to the fair market value of our Common Stock on the date of grant.

(11)	Based on 2000 performance, the Named Executive Officers received options to purchase shares of our Common Stock in February 2001. All of these options become exercisable in three equal annual installments, beginning on January 1, 2002, and have a term of not more than 10 years. The option exercise price is equal to the fair market value of our Common Stock on the date of grant.

(12)	Based on 1999 performance, the Named Executive Officers received options to purchase shares of our Common Stock in February 2000. All of these options become exercisable in three equal annual installments, beginning on January 1, 2001, and have a term of not more than 10 years. The option exercise price is equal to the fair market value of our Common Stock on the date of grant.

(13)	Mr. Baird joined us on January 20, 1999.

(14)	In lieu of receiving his 2001 bonus in cash, Mr. Baird elected to receive a grant of 15,060 restricted shares of our Common Stock. In lieu of receiving his 2000 bonus in cash, Mr. Baird elected to receive a grant of 20,982 restricted shares of our Common Stock. In lieu of receiving his 1999 bonus in cash, Mr. Baird elected to receive a grant of 17,679 restricted shares of our Common Stock.

(15)	Mr. Baird elected to receive an option to purchase up to 75,000 shares of our Common Stock and a grant of 4,121 restricted shares of our Common Stock.

(16)	Mr. Baird purchased 100,000 restricted shares of our Common Stock at a purchase price of $1.00 per share on his first day of employment. The purchase of restricted shares was made under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and vests in five equal annual installments, beginning on January 20, 2000.

(17)	Mr. Baird received an initial option grant to purchase up to 200,000 shares of our Common Stock when he became employed by us on January 20, 1999. This option becomes exercisable in four equal annual installments, beginning on January 20, 2000 and has a term of 10 years. Based on 1999 performance, Mr. Baird received an option to purchase up to 61,200 shares of our Common Stock in February 2000. This option becomes exercisable in three equal annual installments, beginning on January 1, 2001, and has a term of 10 years. The option exercise price for both options is equal to the fair market value of our Common Stock on the date of grant.

(18)	In lieu of receiving all of his 2001 bonus in cash, Mr. Fries elected to receive $150,000 in cash, an option to purchase up to 21,676 shares of our Common Stock and a grant of 9,673 restricted shares of our Common Stock. In lieu of receiving all of his 2000 bonus in cash, Mr. Fries elected to receive $50,000 in cash, an option to purchase up to 25,000 shares of our Common Stock and a grant of 11,443 restricted shares of our Common Stock. In lieu of receiving all of his 1999 bonus in cash, Mr. Fries elected to receive $50,000 in cash and a grant of 7,759 restricted shares of our Common Stock.

(19)	Mr. Fries elected to receive a grant of 8,100 restricted shares of our Common Stock.

(20)	In lieu of receiving his 2001 bonus in cash, Mr. Freedman elected to receive a grant of 12,585 restricted shares of our Common Stock. In lieu of receiving all of his 2000 bonus in cash, Mr. Freedman elected to receive $150,000 in cash and a grant of 8,266 restricted shares of our Common Stock.

(21)	Mr. Freedman elected to receive an option to purchase up to 95,420 shares of our Common Stock and a grant of 5,063 restricted shares of our Common Stock.

(22)	In lieu of receiving his 2001 bonus in cash, Mr. Roberts elected to receive an option to purchase up to 25,000 shares of our Common Stock and a grant of 8,210 restricted shares of our Common Stock. In lieu of receiving all of his 2000 bonus in cash, Mr. Roberts elected to receive $126,521 in cash and an option to purchase up to 17,500 shares of our Common Stock.

(23)	Mr. Roberts elected to receive an option to purchase up to 66,794 shares of our Common Stock and a grant of 3,544 restricted shares of our Common Stock.

Option Grants Relating to the Last Fiscal Year

     The following table shows certain information relating to options to purchase shares of our Common Stock granted to the Named Executive Officers in connection with performance in 2001.

		Individual Grants(1)			Potential
					Realizable
	Number of	Percent of			Value of Assumed
	Shares of	Total			Annual Rates of
	Common	Options			Common Share Price
	Stock	Granted to			Appreciation for
	Underlying	Employees in	Exercise		Option Term(3)
	Options	Fiscal	Price Per	Expiration
Name	Granted(#)	Year(2)	Share($)	Date	5%	10%

Hamid R. Moghadam	228,902	16.2	26.29	02/26/12	$3,784,583	$9,590,877
W. Blake Baird	130,058	9.2	26.29	02/26/12	2,150,332	5,449,364
David S. Fries	130,058	9.2	26.29	02/26/12	2,150,332	5,449,364
Bruce H. Freedman	130,058	9.2	26.29	02/26/12	2,150,332	5,449,364
John T. Roberts, Jr.	137,283	9.7	26.29	02/26/12	2,269,788	5,752,088

(1)	All options granted with respect to 2001 to Named Executive Officers become exercisable in three equal annual installments (rounded to the nearest whole share of our Common Stock). All options granted with respect to 2001 to Named Executive Officers begin vesting on January 1, 2003 and have a term of not more than ten years. The option exercise price is equal to the fair market value of the Common Stock on the date of grant.

(2)	The total number of shares of Common Stock underlying such options used in such calculation is as of February 26, 2002, the grant date of the annual options relating to 2001 performance.

(3)	In accordance with the rules promulgated by the Securities and Exchange Commission, these amounts are the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annual compound share price appreciation of 5% and 10% from the date the options were granted over the full option term. No gain to the optionee is possible without an increase in the price of our Common Stock, which would benefit all stockholders. Such amounts have been calculated as the exercise price multiplied by the respective annual assumed growth rate (compounded), less the exercise price of the underlying option, multiplied by the number of options granted.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 2001.

			Number of Securities		Value of Unexercised
			Underlying		In-the-Money
			Unexercised Options at		Options at
			December 31, 2001		December 31, 2001 (1)
	Shares Acquired	Value
Name	on Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Hamid R. Moghadam	N/A	N/A	1,368,065	741,222	$6,376,509	$2,185,809
W. Blake Baird	N/A	N/A	120,400	305,800	$462,325	$805,150
David S. Fries	N/A	N/A	127,144	109,249	$464,557	$331,912
Bruce H. Freedman	N/A	N/A	191,624	179,153	$936,664	$346,948
John T. Roberts, Jr.	N/A	N/A	88,322	123,460	$374,534	$225,664

(1)	Based on a price per share of our Common Stock of $26.00, the closing price per share on the New York Stock Exchange on December 31, 2001.

Third Amended and Restated 1997 Stock Option and Incentive Plan

     The Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended by Amendment No. 1 thereto, was adopted by the Board of Directors and approved by the stockholders to enable executive officers, key employees and directors of AMB Property Corporation and certain subsidiaries to participate in the ownership of AMB Property Corporation. The 1997 Plan is designed to attract and retain our executive officers, other key employees and directors, and to provide incentives to such persons to maximize our performance and cash flow available for distribution. The 1997 Plan currently covers an aggregate of 8,950,000 shares of our Common Stock and will expire in 2007.

     Employees and consultants of AMB Property Corporation and certain subsidiaries, and directors of AMB Property Corporation, may receive options, stock payments, performance awards, restricted stock, dividend equivalents, deferred stock and stock appreciation rights under the 1997 Plan. Our employees and consultants also may receive stock appreciation rights under the 1997 Plan. In addition, Non-Employee Directors (as defined in the 1997 Plan) and our employees and consultants may receive options to purchase shares of our Common Stock under the 1997 Plan.

2002 Stock Option and Incentive Plan

     The 2002 Stock Option and Incentive Plan was adopted by the Board of Directors on February 26, 2002 to enable executive officers, employees and directors of AMB Property Corporation and certain subsidiaries to participate in the ownership of AMB Property Corporation. The stockholders are voting on the approval of the 2002 Stock Option and Incentive Plan on May 30, 2002. See “Proposal 2: Approval of 2002 Stock Option and Incentive Plan” for a detailed description of the 2002 Plan. The 2002 Plan is designed to attract and retain our executive officers, other employees and directors, and to provide incentives to such persons to maximize our performance and cash flow available for distribution. The 2002 Plan currently covers an aggregate of 10,000,000 shares of our Common Stock and will expire in 2012.

     Employees and consultants of AMB Property Corporation and certain subsidiaries, and directors of AMB Property Corporation, may receive options, stock payments, performance awards, restricted stock, dividend equivalents, deferred stock and stock appreciation rights under the 2002 Plan. Only employees of AMB Property Corporation or its subsidiaries which are corporations may receive incentive stock options under the 2002 Plan.

401(k) Plan

     Effective November 26, 1997, we established our Section 401(k) Savings/Retirement Plan to cover our eligible employees. The 401(k) Plan currently permits our eligible employees to defer up to 20% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contributions to the 401(k) Plan. We currently make matching contributions to the 401(k) Plan in an amount equal to 50% of the first 5.5% of annual compensation deferred by each employee; however, we have reserved the right to make greater matching contributions or discretionary profit sharing contributions in the future. Participants employed by us prior to January 1, 2000 vest immediately in the matching contributions, whereas participants employed by us on or after January 1, 2000 vest fully in the matching contributions on the anniversary date of the commencement of their employment with us. We made no discretionary contributions to the 401(k) Plan in 2001. Our employees are eligible to participate in the 401(k) Plan if they meet certain requirements concerning minimum period of credited service. In connection with the 401(k) Plan, we paid approximately $0.3 million in cash with respect to our matching contribution for the year ended December 31, 2001. The 401(k) Plan qualifies under Section 401 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan.

Non-Qualified Deferred Compensation Plan

     During 1999, we established a Non-Qualified Deferred Compensation Plan for our officers and the officers of certain of our affiliates. The Non-Qualified Deferred Compensation Plan currently enables participants to defer up to 100% of their annual base pay and up to 100% of their annual bonuses on a pre-tax basis. We have reserved the right to make discretionary matching contributions to participant accounts from time to time. We made no discretionary contributions in 2001. The participants’ elective deferrals and any matching contributions are immediately 100% vested. We pay all the administrative costs of the plan.

Employment Agreements; Change in Control and Noncompetition Agreements

     Currently, there are no employment agreements between us and any of the Named Executive Officers. However, each of the Named Executive Officers has entered into a Change in Control and Noncompetition Agreement with us which, other than in the case of Messrs. Baird and Roberts, became effective on November 26, 1998 and which replaced the employment agreements that generally had been entered into at the time of our initial public offering. Mr. Baird entered into such an agreement with us on January 20, 1999, his first day of employment, and Mr. Roberts entered into such an agreement with us on January 1, 2000. Such agreements have an initial term of four years, other than Messrs. Baird’s and Robert’s, the initial terms of which end on November 26, 2002, and are subject to automatic one-year extensions following the expiration of the initial terms. The agreements provide for severance payments during the term of the agreement and, upon the occurrence of a “change in control,” for 24 months thereafter in the event of a termination of the Named Executive Officer’s employment resulting from death, disability or a “change in control.” A “change in control” will be deemed to have occurred if (i) our stockholders approve a plan of complete liquidation of AMB Property Corporation or an agreement for the sale or disposition by AMB Property Corporation of all or substantially all of our assets, or we dispose of more than 50% of our interest in AMB Property, L.P.; (ii) any person becomes the beneficial owner, directly or indirectly, of our securities representing 40% or more of the combined voting power of our then outstanding securities; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute our Board of Directors, and any new director whose election by the Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; or (iv) our stockholders approve a merger or consolidation of AMB Property Corporation with any other corporation or other entity, other than (A) a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of AMB Property Corporation or such surviving entity outstanding immediately after such merger or consolidation or (B) where more than 50% of the directors of AMB Property Corporation or the surviving entity after such merger or consolidation were directors of AMB Property Corporation immediately before such merger or consolidation. Upon death or disability, severance benefits include base compensation and bonus based on the most recent amount paid. In the event of a “change in control,” severance benefits, payable over a period of two years following the “change in control,” include an amount equal to twice (i) base compensation and (ii) bonus based on the most recent amount paid, as well as certain continuing insurance and other benefits.

Compensation Committee Interlocks and Insider Participation

     There are no Compensation Committee interlocks and none of our employees participate on the Compensation Committee.

     Notwithstanding anything to the contrary set forth in any of AMB Property Corporation’s or AMB Property, L.P.’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report on Executive Compensation, the Stock Performance Graph and the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors consists of the Independent Directors listed below. The Committee determines base compensation for the executive officers and reviews and makes recommendations concerning proposals by our management with respect to compensation, bonuses, employment agreements and other benefits and policies respecting such matters for our employees, including our executive officers. The Committee also administers the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and the 2002 Stock Option and Incentive Plan, under which grants of stock options, share appreciation rights, shares of restricted stock and other awards may be made to our employees, including the executive officers. The purposes of our executive compensation program are to attract and retain qualified employees, provide incentives to create value for our stockholders and to establish and maintain a performance and achievement-oriented environment throughout the organization. Through the executive compensation program, the Compensation Committee intends to maintain strong links between the compensation of our executive officers and corporate performance.

     Based on the advice of independent compensation consultants, we have adopted a formal organization-wide incentive program known as the Performance Pay Program. The Performance Pay Program is designed to attract and retain qualified employees, encourage teamwork and innovation, focus attention on specific business objectives and award the achievement of these objectives. Our overall compensation philosophy is to provide total compensation at the 75th percentile level for the position at comparative companies for “target” level performance, which “target” levels are generally set above the median level. The compensation of most employees, including that of all officers, consists of two components: base salary, which is intended to be competitive in the market for the scope and responsibilities of the job performed and which is targeted at or above the median level of compensation in the market for similar positions, and performance pay, which is determined based on the achievement of various performance goals and objectives. Officers may choose to receive all or a portion of their bonuses in cash, shares of restricted stock, stock options or any combination of the foregoing. In addition, our employees are eligible to receive annual stock option and restricted stock grants based on their individual performance for that year.

     In 2001, executive compensation consisted of base salary, performance pay and grants of stock options and restricted stock under our Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and 2002 Stock Option and Incentive Plan, and a deferred compensation payment, which provided compensation to executive officers for 2000 at the 75th percentile for those officers meeting target goals. Each of these components is discussed below.

Base Salaries

     Base salaries for executive officers are targeted at or slightly above the median level of compensation paid for the position at comparative companies and are reviewed annually by the Committee.

Performance Pay

     Most employees, including all officers, are eligible to receive performance pay provided that certain performance objectives are met. Performance pay is paid once a year, after assessing our financial, operational and strategic performance, the performance of the group in which the employee works (if applicable) and the employee’s individual performance. Our Chief Executive Officer retains the discretion to adjust performance pay in exceptional circumstances. The Committee evaluates the individual performance of the Chief Executive Officer and determines his aggregate performance pay award and approves the goals and objectives that determine the performance pay awards of the other executive officers. Officers may choose to receive all or a portion of their bonuses in cash, shares of restricted stock (valued at 125% of the cash bonus, with three year vesting), stock options (valued at 150% of the cash bonus based on our Black-Scholes value, with three year vesting on the portion attributable to the value above 100% of the cash bonus), or any combination of the foregoing, subject to certain limits on the aggregate number of options elected. This feature, which permits officers to take all or a portion of their bonuses in restricted stock or stock options, is designed to further align the interests of our executive officers and other officers with the interests of our stockholders and to encourage the retention of officers. Annual performance pay provides executive officers with the opportunity to earn cash compensation in excess of the 75th percentile level for the position at comparative companies, but only in the event that corporate and individual goals have been exceeded.

     During 2001, bonuses for each officer were weighted differently among the corporate and individual performance objectives. Generally, the bonuses of executive officers were weighted more heavily toward the achievement of corporate performance levels. Corporate performance was determined based on the satisfaction of certain pre-established performance objectives for us as a whole. Individual performance was measured on the basis of quantitative and qualitative performance objectives that measure an individual’s contribution to our success.

Annual Grants of Stock Options and Restricted Stock

     To provide officers and other employees with incentives to maximize our long-term performance and to promote the interests of our stockholders, officers and other employees are also eligible to receive annual grants of stock options and restricted stock. The Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, which has been approved by the stockholders, and the 2002 Stock Option and Incentive Plan, which is subject to stockholder approval, authorize the Compensation Committee to grant stock options, stock appreciation rights, restricted stock and other awards to our officers and other employees on an annual basis. Awards are granted primarily on the basis of the officer’s performance with respect to his or her individual objectives for that year. Generally, stock options are granted on an annual basis with an exercise price set at 100% of the then current market value of our stock and will only be of value to the officer if our stock price increases over time. All such stock options granted to officers with respect to performance during 2001 vest over a period of three years at a rate of one-third of such grant at the beginning of each year, thereby encouraging the retention of officers. All shares of restricted stock, other than shares of restricted stock issued in lieu of a cash bonus, granted to officers in 2001 vest over a period of five years at a rate of one-fifth of such grant at the beginning of each year, thereby encouraging the retention of officers.

Deferred Compensation Payment

     Unlike most other companies, our policy is not to project compensation trends for executive officers due to market uncertainty and the potential of creating an adversarial relationship between management and the Compensation Committee. Instead, we base current year on prior year compensation for executive officers of our peer group companies without projecting for growth during the current year. Accordingly, sometimes it is necessary to recalculate the compensation for our executive officers when actual peer group data becomes available. In the event that such recalculation results in a material shortfall a deferred compensation payment will be made to bring the executive to the appropriate compensation level. In the event of an over compensation payment, future bonus and stock option and restricted stock grant awards will be adjusted downward. The executive could choose to receive all or a portion of the deferred compensation payment in stock options, shares of restricted stock or a combination of both with the restriction that no more than 50% of such payment could be made in stock options. All such stock options granted to executive officers with respect to a deferred compensation payment during 2001 vest over a period of three years at a rate of one-third of such grant at the beginning of each year, thereby encouraging the retention of officers. All shares of restricted stock granted with respect to a deferred compensation payment vest over a period of five years at a rate of one-fifth of such grant at the beginning of each year, thereby encouraging the retention of officers.

     During 2001, the Compensation Committee determined that some of our executive officers were paid below the appropriate level of compensation based on individual performance and peer group data in 2000. Therefore, a deferred compensation payment was made to some of our executive officers in May 2001.

Chief Executive Officer’s Compensation

     For performance during 2001, the compensation of Mr. Moghadam was determined on the same general basis as discussed above for other officers. In 2001, Mr. Moghadam received a base salary of $410,500. With respect to performance during 2001, Mr. Moghadam’s performance payment was determined based on the Compensation Committee’s determination of both our corporate performance and Mr. Moghadam’s satisfaction of certain pre-established individual goals and objectives. Mr. Moghadam was awarded a performance payment in the amount of $508,000, which amount he chose to receive entirely in stock options and shares of restricted stock, equating to an option to purchase up to 125,708 shares of Common Stock applying a Black-Scholes value of $1.73 per share and 17,260 restricted shares of Common Stock based on a share price of $26.29 per share. In addition, Mr. Moghadam was awarded an annual stock option to purchase up to 228,902 shares of Common Stock and also received 15,063 shares of restricted stock. Based on a compensation study conducted by independent compensation consultants, the Compensation Committee approved a deferred compensation payment to Mr. Moghadam for his 2000 performance in the amount of $400,000 which he chose to receive in stock options for the purchase of up to 152,672 shares of Common Stock applying a Black Scholes value of $1.86 per share and 8,100 [restricted shares of Common Stock based on a share price of $24.69 per share. Mr. Moghadam’s base salary, performance pay awards, and deferred compensation payment granted pursuant to the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and the 2002 Stock Option and Incentive Plan are reviewed annually by the Compensation Committee. Mr. Moghadam does not participate in or otherwise influence the decisions of the Compensation Committee with respect to his compensation.

Section 162(m)

     Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to our Chief Executive Officer and the additional four most highly compensated officers who are employed at fiscal year-end to $1.0 million per year, subject to certain performance, disclosure and stockholder requirements. Grants of stock options and restricted stock under the Third Amended and Restated 1997 Stock Option and Incentive Plan, as amended, and the 2002 Stock Option and Incentive Plan are intended to qualify as performance based compensation, which is not subject to the Section 162(m) deduction limitation. The Compensation Committee presently intends that, so long as it is consistent with our overall compensation objectives and to the extent reasonable, all executive compensation will be deductible for federal income tax purposes and, for the year ended December 31, 2001, there were no exceptions. The Compensation Committee, however, may design programs that recognize a full range of performance criteria important to our success, even where compensation payable under such programs may not be deductible.

Respectfully,

Thomas W. Tusher, Chair David A. Cole Lynn M. Sedway

Stock Performance Graph

     As a part of the rules concerning executive compensation disclosure, we are obligated to provide a chart comparing the yearly percentage change in the cumulative total stockholder return on our Common Stock over a five-year period. However, since our Common Stock has been publicly traded only since November 21, 1997, such information is provided from that date through December 31, 2001.

     The following line graph compares the change in our cumulative stockholder return on shares of our Common Stock from our initial public offering at $21.00 per share on November 21, 1997 to December 31, 2001, to the cumulative total return of the Standard & Poor’s 500 Stock Index and the NAREIT Equity REIT Total Return Index from November 30, 1997 to December 31, 2001. The line graph starts at November 21, 1997, the date that our shares of Common Stock commenced trading on the New York Stock Exchange; however, the beginning value of each of the NAREIT Equity Index and the S&P 500 Index is as of November 30, 1997, as each index is calculated only on a monthly basis. The graph assumes the investment of $100 in the Common Stock of AMB Property Corporation and each of the indices and, as required by the Securities and Exchange Commission, the reinvestment of all distributions. The return shown on the graph is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG AMB PROPERTY CORPORATION,
S&P 500 INDEX AND NAREIT EQUITY INDEX

Measurement Period	AMB PROPERTY	NAREIT EQUITY
(Fiscal Year Covered)	CORPORATION	INDEX	S&P 500 INDEX

11/21/97	100.0	100.0	100.0
12/31/97	120.3	104.6	106.4
12/31/98	111.8	86.3	136.8
12/31/99	108.4	82.3	165.6
12/31/00	149.5	104.0	150.6
12/31/01	160.4	118.5	132.7

(1)	Beginning value of each of the NAREIT Equity Index and the S&P 500 Index is as of November 30, 1997, as each index is calculated only on a monthly basis.

Audit Committee Report

Membership and Role of the Audit Committee

     The Audit Committee is currently comprised of Ms. Welborn, Ms. Sedway and Dr. Skelton. Ms. Welborn serves as Chair of the committee. Each of the members of the Audit Committee is independent as defined in our Bylaws and Section 303 of the New York Stock Exchange’s Listing Standards. In addition, the Board of Directors has determined that each of the members of the Audit Committee meets the requirements of the New York Stock Exchange regarding financial literacy and financial expertise. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The Audit Committee provides assistance to the Board of Directors in fulfilling the Board’s oversight responsibilities regarding our accounting system and system of internal controls, the quality and integrity of our financial reports and the independence and performance of our independent accountants. Management has the primary responsibility for our financial statements and financial reporting process, including our system of internal controls. Our independent accountants are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

Review of Our Audited Consolidated Financial Statements for the Year Ended December 31, 2001

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2001. The Audit Committee has also discussed with Arthur Andersen LLP, our independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as amended, and the Audit Committee has discussed the independence of Arthur Andersen LLP with that firm.

     Based on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Selection of Independent Accountants for 2002

     Arthur Andersen LLP acted as our independent public accountants in 2001. The Audit Committee is monitoring the recent developments relating to Arthur Andersen LLP, including the recent federal indictment and investigations by regulatory agencies into the financial reporting practices of other companies audited by Arthur Andersen LLP. In view of these on-going developments, the Audit Committee has decided that it is in the best interests of our stockholders and our company to defer the selection of our independent accountants for 2002 until further information becomes known about the status of Arthur Andersen LLP, and to allow adequate time for the Audit Committee to consider alternative accounting firms, should it decide not to retain Arthur Andersen LLP. As a result, the Audit Committee does not expect to make a decision regarding the selection of our 2002 independent accountants until after the Annual Meeting.

2001 Fees Paid to Arthur Andersen LLP

     During 2001, we retained Arthur Andersen LLP as our independent accountants to provide services in the following categories and amounts:

Audit Fees	$483,259
Financial Information Systems Design & Implementation Fees	—
All Other Fees:
Audit Related Fees	399,533
Other Fees	806,434

Total All Other Fees	1,205,967

Total Fees	$1,689,226

     Audit Fees include amounts related to professional services rendered in connection with the audit of our annual financial statements for the year ended December 31, 2001 and the reviews of our quarterly financial statements. A substantial amount of All Other Fees relates to services traditionally provided by independent accountants. Audit Related Fees includes these amounts, which primarily relate to audits of our subsidiaries, businessmen’s audits in connection with acquisition due diligence, reviews of registration statements and the preparation of comfort letters and consents. Other Fees relates to certain tax services, including tax return preparation for us and our subsidiaries, real estate investment trust testing and compliance, tax advisory and consulting services, certain insurance matters and tax advice relating to development, acquisition and disposition activities. The Audit Committee has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining their independence.

Respectfully,

Caryl B. Welborn, Chair Lynn M. Sedway Jeffrey L. Skelton

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 20, 2002, regarding the beneficial ownership of Common Stock and limited partnership units for (i) each person known by us to be the beneficial owner of five percent or more of our outstanding Common Stock or the operating partnership’s outstanding units (“Units”), (ii) each director and each Named Executive Officer and (iii) our directors and Named Executive Officers as a group. Except as indicated below, all of such Common Stock and limited partnership units are owned directly and the indicated person has sole voting and investment power with respect to all of the shares of Common Stock and limited partnership units beneficially owned by such person.

					Percentage of
	Number of Shares of	Percentage of	Number of	Percentage of	Outstanding Shares
	Common Stock	Outstanding Shares	Units	Outstanding	of Common Stock
Name of Beneficial Owner (1)	Beneficially Owned	of Common Stock	Beneficially Owned	Units	and Units

Hamid R. Moghadam (2)	3,500,193	4.1%	388,126	7.9%	4.3%
W. Blake Baird (3)	429,200	0.5	25,569	0.5	0.5
David S. Fries (4)	269,518	0.3	15,257	0.3	0.3
Bruce H. Freedman (5)	395,783	0.5	25,868	0.5	0.5
John T. Roberts, Jr. (6)	386,620	0.5	8,439	0.2	0.4
T. Robert Burke (7)	1,126,316	1.3	235,506	4.8	1.5
Daniel H. Case III (8)	102,777	0.1	—	—	0.1
David A. Cole (9)	39,027	*	—	—	*
Lynn M. Sedway (10)	40,429	*	—	—	*
Jeffrey L. Skelton, Ph.D. (11)	50,747	*	—	—	*
Thomas W. Tusher (12)	83,229	*	—	—	*
Caryl B. Welborn, Esq. (13)	65,229	*	—	—	*
Cohen & Steers Capital Management, Inc. (14)	7,257,330	8.6	—	—	8.2
All Directors and Named Executive Officers as a group (12 persons) (15)	6,489,068	7.4	698,792	14.2	7.8
Campanelli Enterprises (16)	—	—	674,203	13.7	0.8
Holbrook W. Goodale	—	—	426,582	8.6	0.5
Charles R. Wichman	—	—	426,582	8.6	0.5
Frederick B. Wichman	—	—	426,582	8.6	0.5
Douglas D. Abbey (17)	1,569,827	1.9	312,071	6.3	2.1
Preston Butcher	—	—	277,830	5.6	0.3

*	Represents less than 0.1% of outstanding shares of Common Stock or limited partnership units, based on 84,063,121 shares of Common Stock and 4,932,916 limited partnership units outstanding as of March 20, 2002.

(1)	Unless otherwise indicated, the address for each of the persons listed is c/o AMB Property Corporation, Pier 1, Bay 1, San Francisco, California 94111.

(2)	Includes options to purchase up to 1,759,053 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(3)	Includes options to purchase up to 245,800 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(4)	Includes options to purchase up to 194,623 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(5)	Includes options to purchase up to 255,298 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(6)	Includes options to purchase up to 142,533 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(7)	Includes options to purchase up to 270,000 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(8)	Includes options to purchase up to 56,250 shares of Common Stock, which are exercisable within 60 days of March 20, 2002. Pursuant to a Form 4 for January 2002, filed with the Securities and Exchange Commission, 10,000 shares, 4,000 shares and 10,000 shares are held by Mr. Case’s wife, his son and a private charitable foundation of which Mr. Case is an officer, respectively, and he has disclaimed beneficial ownership of these securities.

(9)	Includes options to purchase up to 20,000 shares of Common Stock, which are exercisable within 60 days of March 20, 2002. Pursuant to a Form 5 for December 2001, 8,000 shares are held by Mr. Cole’s children and he has disclaimed beneficial ownership of these securities.

(10)	Includes options to purchase up to 36,250 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(11)	Includes options to purchase up to 47,250 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(12)	Includes options to purchase up to 56,250 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(13)	Includes options to purchase up to 56,250 shares of Common Stock, which are exercisable within 60 days of March 20, 2002. With respect to 5,952 shares, Ms. Welborn has shared voting power with her husband and, with respect to 7,952 shares, Ms. Welborn has shared investment power with her husband.

(14)	Based upon information contained in a Schedule 13G, which was filed with the Securities and Exchange Commission on February 13, 2002. With respect to 930,900 shares, Cohen & Steers Capital Management, Inc. has shared voting power. The address of Cohen & Steers Capital Management, Inc. is 757 Third Avenue, New York, New York 10017.

(15)	Includes options to purchase up to 3,139,557 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(16)	Campanelli Enterprises is a Massachusetts general partnership and holds 544,157 common limited partnership units. Joseph Campanelli, Nicholas Campanelli and The Alfred Campanelli Revocable Holding Trust, in their capacities as general partners, may be deemed to own any common limited partnership units held by Campanelli Enterprises. Joseph Campanelli, Nicholas Campanelli and The Alfred Campanelli Revocable Holding Trust beneficially own an additional 7,000, 7,000 and 116,046 common limited partnership units, respectively. The address of Campanelli Enterprises is One Campanelli Drive, P.O. Box 850985, Braintree, Massachusetts 02185.

(17)	Includes options to purchase up to 468,410 shares of Common Stock, which are exercisable within 60 days of March 20, 2002.

(18)	The address of Preston Butcher is 4000 East Third Avenue, Suite 600, Foster City, California, 94404

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have engaged in the following transactions and relationships with certain of our executive officers, directors and persons who hold more than 5% of the outstanding shares of our Common Stock.

Formation Transactions

     At the time of our initial public offering, 4,237,750 shares of our Common Stock, known as performance shares, were placed in escrow by certain of our investors, which were subject to advisory agreements with our predecessor that included incentive fee provisions. On January 7, 2000, 2,771,824 shares of our Common Stock were released from escrow to these investors and 1,465,926 shares of our Common Stock were returned to us and cancelled. The cancelled shares of Common Stock represent indirect interests in AMB Property, L.P. that were reallocated from us (thereby decreasing the number of shares of Common Stock outstanding) to other unitholders, substantially all of whom had an ownership interest in our predecessor, including certain of our executive officers (thereby increasing the number of limited partnership units owned by partners other than us). The total number of outstanding limited partnership units did not change as a result of this reallocation. This reallocation did not change the amount of fully diluted shares of our Common Stock and limited partnership units outstanding. In addition, AMB Capital Partners, LLC (successor-in-interest to AMB Investment Management) has collected, on behalf of some of our executive officers who were principals in our predecessor, certain investment management fees paid in connection with certain of the properties contributed in our formation transactions. Such investment management fees were paid in full during 2000.

Other Related Transactions

     Upon consummation of our initial public offering, the intercompany agreement between us and AMB Investments, Inc. was modified so that it applies only to the office space and certain office equipment leased by AMB Investments, Inc., which is used by us and AMB Investment Management, respectively, for fees equal to an allocation of AMB Investments, Inc.’s cost thereof. Pursuant to this agreement, we reimbursed AMB Investments, Inc. $0.9 million for occupancy costs in 2001.

     In November 1997, we and AMB Capital Partners, LLC (successor-in-interest to AMB Investment Management) entered into an agreement pursuant to which we agreed to provide to AMB Capital Partners, LLC certain acquisition related services and agreed to share the services of, and certain employment obligations of, certain employees. During the year ended December 31, 2001, the total amount allocated to AMB Capital Partners, LLC for shared employees and other overhead costs was approximately $3.2 million. This agreement was terminated on January 1, 2002.

     We have commercial and investment banking relationships with J.P. Morgan Chase & Co. and certain of its affiliates. The fees for these services are determined on an arms-length basis. Mr. Case, one of our directors, is the Chairman of J.P. Morgan H&Q, an affiliate of J.P. Morgan Chase & Co. CB Richard Ellis from time to time provides us with property management, leasing and investment sales services with respect to certain of our properties. In addition, the Sedway Group, a member of the CB Richard Ellis group of companies, has provided us with consulting services relating to a development project in San Francisco. Ms. Sedway, one of our directors, is the President of the Sedway Group, a member of the CB Richard Ellis group of companies. The Board has determined, in its business judgment, that the relationships described in this paragraph do not interfere with Mr. Case’s or Ms. Sedway’s exercise of independent judgment and have deemed Mr. Case and Ms. Sedway to be independent directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other of our equity securities. Insiders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, during the year ended December 31, 2001, all of these executive officers and directors complied with all Section 16(a) filing requirements applicable to them, other than (i) Mr. Jaquier, who inadvertently failed to file a Form 3 in June 2000, and (ii) Mr. Roberts, who inadvertently failed to file a Form 5 for 2000.

AUDITORS

     In connection with our 2001 audited financial statements, representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire and to respond to appropriate questions from stockholders.

AVAILABLE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by us may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the Securities and Exchange Commission’s regional offices located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604, or by way of the Securities and Exchange Commission’s Internet address, http://www.sec.gov.

     We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the period ended December 31, 2001. Requests for such copies should be addressed to: AMB Property Corporation, Pier 1, Bay 1, San Francisco, California 94111, Attn: Investor Relations, telephone (415) 394-9000.

OTHER MATTERS

     The Board of Directors does not know of any other matter that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named therein.

March 29, 2002

By Order of the Board of Directors,

/s/ TAMRA D. BROWNE

TAMRA D. BROWNE Vice President, General Counsel and Secretary

Exhibit A

THE 2002 STOCK OPTION AND INCENTIVE PLAN
OF
AMB PROPERTY CORPORATION
AND AMB PROPERTY, L.P.

     AMB Property Corporation, a Maryland corporation (the “Company”), and AMB Property, L.P., a Delaware limited partnership (the “Partnership”), have adopted The 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P. (the “Plan”), effective as of February 26, 2002, for the benefit of their eligible Employees, Consultants and Directors and those of their Subsidiaries. The Plan consists of two plans, one for the benefit of Employees, Consultants and Independent Directors of the Company and its subsidiaries and one for the benefit of the Employees and Consultants of the Partnership and its subsidiaries.

     The purposes of this Plan are as follows:

     (1)  To provide an additional incentive for Employees, Consultants and Independent Directors of the Company and any Company Subsidiary and Employees and Consultants of the Partnership and any Partnership Subsidiary to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2)  To enable the Company and the Partnership, and their respective Subsidiaries, to obtain and retain the services of Independent Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.

DEFINITIONS

     1.1. General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. Award Limit. “Award Limit” shall mean one million (1,000,000) shares of Common Stock, as adjusted pursuant to Section 10.3.

     1.3. Board. “Board” shall mean the Board of Directors of the Company.

     1.4. Cause. “Cause,” unless otherwise defined in an Employee’s employment agreement, or a Consultant’s consulting agreement, with the Company, the Partnership or one of their respective Subsidiaries, shall mean (i) gross negligence or willful misconduct, (ii) an uncured breach of any of the employee’s material duties under their employment agreement, (iii) fraud or other conduct against the material best interests of the Company, the Partnership or one of their respective Subsidiaries, or (iv) a conviction of a felony if such conviction has a material adverse effect on the Company and/or the Partnership or one of their respective Subsidiaries.

     1.5. Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

     1.6. Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1; provided, however, that, in the case of a person who is an “officer or director of the issuer” within the meaning of Rule 16-3(a) under the Exchange Act, the grant of any award under this Plan to such person shall be made by the Compensation Committee of the Board.

     1.7. Common Stock. “Common Stock” shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.8. Company. “Company” shall mean AMB Property Corporation, a Maryland corporation.

     1.9. Company Employee. “Company Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

     1.10. Consultant. “Consultant” shall mean any consultant or adviser if:

(a) the consultant or adviser renders bona fide services to the Company, the Partnership or any of their respective Subsidiaries;

(b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company, the Partnership or any of their respective Subsidiaries; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company, the Partnership or any of their respective Subsidiaries, as applicable, to render such services.

     1.11. Corporate Transaction. “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

(b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.12. Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.

     1.13. Director. “Director” shall mean a member of the Board.

     1.14. Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends or regular cash distributions paid on Common Stock, awarded under Article VII of this Plan.

     1.15. Employee. “Employee” shall mean any Company Employee or any Partnership Employee.

     1.16. Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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     1.17. Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the date of grant, or if shares were not traded on the date of grant, then on the next succeeding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of awards granted to Independent Directors) acting in good faith.

     1.18. Family Member. “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s, Grantee’s or Restricted Stockholder’s household (other than a tenant or an employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionee, Grantee or Restricted Stockholder) control the management of assets, and any other entity in which these persons (or the Optionee, Grantee or Restricted Stockholder) own more than fifty percent (50%) of the voting interests.

     1.19. Grantee. “Grantee” shall mean an Employee, Consultant or Director granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

     1.20. Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.21. Independent Director. “Independent Director” shall mean a member of the Board who is not an employee, officer or affiliate of the Company, the Partnership or any of their respective Subsidiaries, or a relative of any principal executive officer of the Company, the Partnership or any of their respective Subsidiaries, and who is not an individual member of an organization acting as an advisor, Consultant or legal counsel receiving compensation on a continuing basis from the Company, the Partnership or any of their respective Subsidiaries in addition to director’s fees.

     1.22. Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.23. Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Stock Options.

     1.24. Optionee. “Optionee” shall mean an Employee, Consultant or Director granted an Option under this Plan.

     1.25. Partnership. “Partnership” shall mean AMB Property, L.P., a Delaware limited partnership.

     1.26. Partnership Agreement. “Partnership Agreement” shall mean the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended by Amendment No. 1 thereto, as the same may be amended, modified or restated from time to time.

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     1.27. Partnership Employee. “Partnership Employee” shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or any entity which is then a Partnership Subsidiary.

     1.28. Partnership Purchase Price. “Partnership Purchase Price” shall have the meaning set forth in Section 5.4

     1.29. Partnership Purchased Shares. “Partnership Purchased Shares” shall have the meaning set forth in Section 5.4.

     1.30. Partnership Subsidiary. “Partnership Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

     1.31. Performance Award. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

     1.32. Plan. “Plan” shall mean The 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P.

     1.33. QDRO. “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.34. Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.

     1.35. Restricted Stockholder. “Restricted Stockholder” shall mean an Employee, Director or Consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.36. Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.37. Section 162(m) Participant. “Section 162(m) Participant” shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.38. Stock Appreciation Right. “Stock Appreciation Right” shall mean a stock appreciation right granted under Article VIII of this Plan.

     1.39. Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, Independent Director or Consultant in cash, awarded under Article VII of this Plan.

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     1.40. Subsidiary. “Subsidiary” shall mean any Company Subsidiary or any Partnership Subsidiary.

     1.41. Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a Consultant to the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, by resignation, discharge, disability death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary. The Committee, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

     1.42. Termination of Directorship. “Termination of Directorship” shall mean the time when an Optionee, Grantee or Restricted Stockholder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be re-elected, disability, death or retirement; but excluding, at the discretion of the Committee, terminations (i) where there is a simultaneous employment of an Independent Director by the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) which are followed by the simultaneous establishment of a directorship with a Company Subsidiary or a Partnership Subsidiary. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors in accordance with the Company’s bylaws.

     1.43. Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, or (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship between the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary and the former employee. The Committee, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its sole and absolute discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

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ARTICLE II.

SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

     (a)  The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be shares of Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed ten million (10,000,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be previously authorized but unissued shares.

     (b)  The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III.

GRANTING OF OPTIONS

     3.1. Eligibility. Any Employee, Consultant or Independent Director selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Independent Directors of the Company shall also be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not a Company Employee, or to any Employee of a Subsidiary which does not constitute a “subsidiary corporation” within Section 424(f) of the Code.

     3.4. Granting of Options.

     (a)  The Committee (or the Board, in the case of Options granted to Independent Directors) shall from time to time, in its sole and absolute discretion, and subject to applicable limitations of this Plan:

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(i) Select from among the Employees, Consultants and Independent Directors (including Employees, Consultants and Independent Directors who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to Employees, Consultants or Independent Directors;

(iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b)  Upon the selection of an Employee, Consultant or Independent Director to be granted an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c)  Any Incentive Stock Option granted under this Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

     (d)  During the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to the first sentence of this Section 3.4(d). All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

ARTICLE IV.

TERMS OF OPTIONS

     4.1. Option Agreement. Each Option shall be evidenced by a written agreement (each, a “Stock Option Agreement”), which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Options granted to Independent Directors,

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such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iv) in the case of all other Options granted, such price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding any other provision of this Plan to the contrary, the Committee shall not have the authority to amend the terms of any outstanding Option to reduce its exercise price.

     4.3. Option Term. The term of an Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole and absolute discretion; provided, however, that, (i) no Option shall be granted with a term of more than ten (10) years from the date the Option is granted, (ii) in the case of Options granted to Independent Directors, unless the Board otherwise provides in the terms of the Option or otherwise, the term shall be ten (10) years from the date the Option is granted, and (iii) in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted, if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Consultancy or Termination of Directorship of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4. Option Vesting.

     (a)  The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that, unless the Board otherwise provides in the terms of the Options or otherwise, Options granted to Independent Directors pursuant to Section 3.4(d) shall become fully exercisable on the first anniversary of the date of Option grant, except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b)  No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee.

     (c)  To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.6. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Stock Option Agreement hereunder shall (i) confer upon any Optionee any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership

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Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.

ARTICLE V.

EXERCISE OF OPTIONS

     5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement):

     (a)  A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

     (b)  Such representations and documents as the Committee, in its sole and absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole and absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c)  In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d)  Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may, in its sole and absolute discretion, (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than a market rate of interest) and payable upon such terms as may be prescribed by the Committee; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company, the Partnership or any Subsidiary when or where such loan or other extension of credit is prohibited by law.

     5.3. Transfer of Shares to a Company Employee, Consultant or Independent Director. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee, Consultant or Independent Director was issued to and is held by such Optionee in such capacity), or portion thereof, is exercised by an Optionee who is a Company Employee, Independent Director or a Consultant to the Company, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

     (a)  The amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d), divided by

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     (b)  The price per share of the shares subject to the Option as determined pursuant to Section 4.2.

     5.4. Transfer of Shares to a Partnership Employee or Consultant. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee or Consultant in such capacity, or portion thereof, is exercised by an Optionee who is a Partnership Employee or a Consultant to the Partnership, with respect to each such exercise:

     (a)  the Company shall transfer to the Optionee the number of shares equal to (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the “Partnership Optionee Purchased Shares”);

     (b)  the Company shall sell to the Partnership the number of shares (the “Partnership Purchased Shares”) equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 4.2., over (ii) the Partnership Optionee Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the “Partnership Purchase Price”) shall be an amount equal to the product of (x) the number of Partnership Purchased Shares multiplied by (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

     (c)  as soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Optionee at no additional cost, as additional compensation.

     5.5. Transfer of Payment to the Partnership. As soon as practicable after receipt by the Company of the amounts described in Section 5.2(d) and 5.4(b), the Company shall contribute to the Partnership an amount of cash equal to such payments and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

     5.6. Conditions to Issuance of Stock Certificates. The Company or the Partnership shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a)  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b)  The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;

     (c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;

     (d)  The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

     (e)  The receipt by the Company or the Partnership of full payment for such shares, including payment of any applicable withholding tax.

     5.7. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

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     5.8. Ownership and Transfer Restrictions. The Committee, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.9. Limitations on Exercise of Options Granted to an Optionee. The Committee, in its sole and absolute discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Stock Option Agreement. Notwithstanding the foregoing, an Option is not exercisable if in the sole and absolute discretion of the Committee the exercise of such Option would likely result in any of the following:

     (a)  the Optionee’s or any other person’s ownership of capital stock being in violation of the Stock Ownership Limit (as defined in the Company’s Articles of Incorporation); or

     (b)  income to the Company that could impair the Company’s status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

ARTICLE VI.

AWARD OF RESTRICTED STOCK

     6.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Independent Director or Consultant whom the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) determines should receive such an award.

     6.2. Award of Restricted Stock.

     (a)  The Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) may from time to time, in its sole and absolute discretion:

(i) Select from among the Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Employees or Consultants of the Partnership or any Partnership Subsidiary, the mechanism for the transfer of the Restricted Stock and payment therefor and, in the case of the repurchase of shares of Restricted Stock subject to restrictions in effect at the time of the Termination of Employment, Termination of Directorship or Termination of Consultancy of such Employee, Independent Director or Consultant, as the case may be) applicable to such Restricted Stock, consistent with this Plan; provided, however, that all restrictions, including the right of repurchase, on any Restricted Stock granted to Independent Directors shall lapse on the first anniversary of the date of Restricted Stock grant, except as provided in Section 10.3(b).

     (b) Except as provided in Section 6.2(a)(ii), the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

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     (c)  Upon the selection of an Employee, Independent Director or Consultant to be awarded Restricted Stock, the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.3. Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written agreement (each, a “Restricted Stock Agreement”), which shall be executed by the Employee, Independent Director or Consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall determine, consistent with this Plan.

     6.4. Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock) after the Restricted Stock is issued, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall (i) confer on any Restricted Stockholder any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.

     6.5. Rights as Stockholders. Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the sole and absolute discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

     6.6. Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee (or the Board, in the case of Restricted Stock awarded to Independent Directors) shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service, corporate performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued; and provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no cash consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon a Termination of Employment, Termination of Directorship or Termination of Consultancy; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

     6.7. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately

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upon a Termination of Employment, Termination of Directorship or Termination of Consultancy, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee may, in its sole and absolute discretion, provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

     6.8. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.9. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     6.10. Provisions Applicable to Section 162(m) Participants.

     (a)  Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     (b)  To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

ARTICLE VII.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
DEFERRED STOCK, STOCK PAYMENTS

     7.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee, Consultant or Independent Director whom the Committee (or the Board, in the case of such awards to Independent Directors) determines should receive such an award.

     7.2. Performance Awards. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors) may be granted

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one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors), or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee (or the Board, in the case of Performance Awards granted to Independent Directors). In making such determinations, the Committee (or the Board, in the case of Performance Awards granted to Independent Directors) shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Employee, Independent Director or Consultant.

     7.3. Dividend Equivalents. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors) may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors). Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee (or the Board, in the case of Dividend Equivalents granted to Independent Directors). With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

     7.4. Stock Payments. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Stock Payments to Independent Directors) may receive Stock Payments in the manner determined from time to time by the Committee (or the Board, in the case of Stock Payments to Independent Directors). The number of shares shall be determined by the Committee (or the Board, in the case of Stock Payments to Independent Directors) and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee (or the Board, in the case of Stock Payments to Independent Directors), determined on the date such Stock Payment is made or on any date thereafter.

     7.5. Deferred Stock. Any Employee, Consultant or Independent Director selected by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors) may be granted an award of Deferred Stock in the manner determined from time to time by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). The number of shares of Deferred Stock shall be determined by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors) and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board, in the case of Deferred Stock granted to Independent Directors). Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

     7.6. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions (including, without limitation, in the case of awards to Employees or Consultants of the Partnership or any Partnership Subsidiary, the mechanism for the transfer or rights under such awards) as the Committee (or the Board, in the case of such awards to Independent Directors) shall determine, consistent with this Plan.

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     7.7. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee (or the Board, in the case of such awards to Independent Directors) in its sole and absolute discretion.

     7.8. Exercise or Purchase Price. The Committee (or the Board, in the case of such awards to Independent Directors) may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     7.9. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment is exercisable or payable only while the Grantee is an Employee, Independent Director or Consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

     7.10. Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

     7.11. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in such agreement or by action of the Committee after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any agreement hereunder shall (i) confer on any Grantee any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.

     7.12. Provisions Applicable to Section 162(m) Participants.

     (a)  Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     (b)  To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of

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each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

ARTICLE VIII.

STOCK APPRECIATION RIGHTS

     8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee, Independent Director or Consultant selected by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors). A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions (including, without limitation, the mechanism for the transfer of rights under such awards) not inconsistent with this Plan as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its sole and absolute discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     8.2. Coupled Stock Appreciation Rights.

     (a)  A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b)  A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c)  A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may impose.

     8.3. Independent Stock Appreciation Rights.

     (a)  An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors). An ISAR shall be exercisable in such installments as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may determine. An ISAR shall cover such number of shares of Common Stock as the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors) may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee (or the Board, in the case of Stock Appreciation Rights granted to Independent Directors). An ISAR is exercisable only while the Grantee is an Employee, Director or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to a Termination of Employment, Termination of Directorship or Termination of Consultancy

16

without Cause, following a change in control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

     (b)  An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4. Payment and Limitations on Exercise.

     (a)  Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

     (b)  Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

     8.5. Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee after the Stock Appreciation Right is granted) following grant of the Stock Appreciation Right, or, in the case of an Independent Director, for the remainder of such Independent Director’s elected term. Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall (i) confer upon any Employee, Independent Director or Consultant any right to (a) continue in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (b) receive any severance pay from the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or Consultant at any time for any reason whatsoever, with or without Cause, or any Independent Director pursuant to the Company’s bylaws.

ARTICLE IX.

ADMINISTRATION

     9.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules; provided, however, that only the full Board, acting by a majority of its members in office, shall have the power to grant awards under this Plan to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted

17

Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole and absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, Consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     9.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time to a committee consisting of one or more members of the Committee or of one or more officers of the Company some or all of the Committee’s authority to grant awards under this Plan to eligible recipients; provided, however, that each such recipient must be an individual other than an “officer,” “director” or “beneficial owner of more than ten per centum of any class of any equity security” within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE X.

MISCELLANEOUS PROVISIONS

     10.1. Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that Non-Qualified Stock Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents and Stock Payments may be transferred with the consent of the Committee or by gift to a Family Member, in which case the transferee shall receive and hold the Option or other award so transferred subject to the provisions of this Plan and the agreement governing such Option or other award; provided, further, that a transfer of a Non-Qualified Stock Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Optionee, Grantee or Restricted Stockholder) in exchange for an interest in that entity shall be considered a gift of such Option or other award. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means

18

whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been transferred with the consent of the Committee or pursuant to a QDRO or by gift to a Family Member, in which case the transferee may exercise such Option or other award. Unless previously transferred as permitted by this Section 10.1, after the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s or Grantee’s will or under the then applicable laws of descent and distribution.

     10.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or increase the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a)  The expiration of ten years from the date the Plan is adopted by the Board; or

     (b)  The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 10.4.

     10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a)  Subject to Section 10.3(d), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole and absolute discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock

19

(including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock; and

(iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

     (b)  Subject to Section 10.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

     (c)  Subject to Section 10.3(e), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its sole and absolute discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate or desirable:

(i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee’s request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the holder’s rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee in its sole and absolute discretion;

(ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

(iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

(iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor

20

corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

(vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.

     (d)  Subject to Section 10.3(e) and 10.8, the Committee may, in its sole and absolute discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (e)  With respect to Options, Stock Appreciation Rights and performance or incentive awards described in Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     10.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

     10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee may in its sole and absolute discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable or becoming vested under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the statutory minimum sums required to be withheld.

     10.6. Loans. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend

21

Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee; provided, however, that any such loan that bears interest shall bear at least a market rate of interest.

     10.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     10.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     10.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company, the Partnership or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.10. Section 83(b) Election Prohibited. No Grantee, Optionee or Restricted Stockholder may make an election under Section 83(b) of the Code with respect to any award or grant under this Plan.

     10.11. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem

22

necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.12. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     10.13. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

     10.14. Conflicts with Company’s Articles of Incorporation. Notwithstanding any other provision of this Plan, no Optionee, Grantee or Restricted Stockholder shall acquire or have any right to acquire any Common Stock, and shall not have other rights under this Plan, which are prohibited under the Company’s Articles of Incorporation.

23

Dear Stockholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to our operations that require your immediate attention.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Alternatively, you can vote by proxy over the Internet or by telephone. See the reverse side for instructions. AMB Property Corporation is a corporation organized under the laws of the State of Maryland. Section 2-507 of the Maryland General Corporation Law authorizes the granting of proxies over the Internet or by telephone. Accordingly, proxies granted over the Internet or by telephone, in accordance with the procedures set forth on this proxy card, will be valid under Maryland law.

Sincerely,

AMB Property Corporation

DETACH HERE

PROXY

AMB PROPERTY CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 30, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of AMB Property Corporation acknowledges receipt of a copy of the Annual Report and the Proxy Statement, each dated March 29, 2002, and, revoking any proxy heretofore given, hereby appoints Hamid R. Moghadam, W. Blake Baird, Michael A. Coke and David S. Fries, and each of them, as proxies for the undersigned, and hereby authorizes each of them to vote all the shares of Common Stock of AMB Property Corporation held of record by the undersigned on March 20, 2002, at the Annual Meeting of Stockholders to be held on May 30, 2002, or any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT AND FOR THE APPROVAL OF THE 2002 STOCK OPTION AND INCENTIVE PLAN.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Vote by Telephone It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)	Vote by Internet It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:	Follow these four easy steps:

1.	Read the accompanying Proxy Statement and Proxy Card	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For stockholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.	2. 3.	Go to the Website http://www.eproxyvote.com/amb Enter your 14-digit Voter Control Number located on your Proxy Card above your name.
3.	Enter your 14-digit Voter Control Number located on your Proxy Card above your name.	4.	Follow the instructions provided.
4.	Follow the recorded instructions.

Your vote is important! Call 1-877-PRX-VOTE anytime!	Your vote is important! Go to http://www.eproxyvote.com/amb anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet.

Vote by Mail	Mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope furnished for that purpose.

[X] Please mark votes as in this example.

The Board of Directors recommends a FOR vote for Proposal 1 and a FOR vote for Proposal 2.

1.	Election of Directors

Nominees:

Hamid R. Moghadam, W. Blake Baird, T. Robert Burke, Daniel H. Case III, David A. Cole, Lynn M. Sedway, Jeffrey L. Skelton, Ph.D., Thomas W. Tusher, Caryl B. Welborn, Esq.

FOR	WITHHELD
[ ]	[ ]

[   ] ______________________________________

For all nominees except as noted above

2.	2002 Stock Option and Incentive Plan

Approval of the 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., authorizing and reserving for issuance thereunder 10,000,000 shares of the Common Stock of AMB Property Corporation.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

I AM A STOCKHOLDER 100 MAIN STREET ANYTOWN USA, 10000	MARK HERE FOR ADDRESS CHANGE AND [ ] NOTE AT LEFT
Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date: